                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No.    )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               SOLV-EX CORPORATION
                (Name of Registrant as Specified in its Charter)

_______________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
    0-11.
    1)   Title of each class of securities to which transaction applies:


    2)   Aggregate number of securities to which transaction applies:


    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

    4)   Proposed maximum aggregate value of transaction:

__________
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

    2)   Form, Schedule or Registration Statement No.:

    3)   Filing Party:

    4)   Date Filed:

JOHN S. RENDALL
CHAIRMAN OF THE BOARD
   AND CHIEF EXECUTIVE OFFICER


                                                               November 27, 1995

TO OUR SHAREHOLDERS:

  On behalf of the Board of Directors and management of Solv-Ex Corporation, I cordially invite you to attend the Annual Meeting of Shareholders to be held on Friday, December 15, 1995, at 2:00 p.m. at the Hyatt Regency Hotel, 330 Tijeras Avenue N.W., Albuquerque, New Mexico.

  The accompanying Notice of Annual Meeting and Proxy Statement includes all pertinent information with respect to the election of directors, which is the only matter upon which shareholders have been asked to consider and vote upon at this year's meeting. It is important that you be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by so marking, dating and signing the enclosed proxy card.

  Please complete and return the proxy card in the enclosed envelope whether or not you plan to attend the Meeting. If you do attend and wish to vote in person, you may revoke your proxy at that time or at any other time prior to the Meeting.

  We have also enclosed a copy of the Company's Annual Report on Form 10-K for the Fiscal Year ended June 30, 1995 as filed with the Securities and Exchange Commission, and we welcome any questions you may have. At or before the Meeting, we will up date you as to any recent developments, which we know will be of interest to all shareholders.

  I hope to see you at the meeting,

Sincerely,



John S. Rendall

                               SOLV-EX CORPORATION
                          500 Marquette N.W., Suite 300
                          Albuquerque, New Mexico 87102

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 15, 1995


  NOTICE IS HEREBY GIVEN to the shareholders of Solv-Ex Corporation, a New Mexico corporation (the "Company"), that the Annual Meeting of Shareholders will be held at the Hyatt Regency Hotel, 330 Tijeras Avenue N.W., Albuquerque, New Mexico, at 2:00 p.m., MST, on December 15, 1995, for the following purposes:

  1. To elect a board of nine directors to serve until the 1996 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

  2. To transact such other and further business as may properly come before the meeting or any adjournment or adjournments thereof.

  Only shareholders of record at the close of business on November 24, 1995 are entitled to notice of and to vote at the meeting or any adjournment thereof.


                                              BY ORDER OF THE BOARD OF DIRECTORS
                                                          HERBERT M. CAMPBELL II
                                                                       SECRETARY

Albuquerque, New Mexico
November 27, 1995


_______________________________________________________________________________
                            RETURN OF PROXIES
A proxy and business reply envelope are enclosed for your use if you do not plan to attend the Annual Meeting in person. We urge each shareholder who is unable to attend the meeting to vote by promptly signing and returning his or her proxy, regardless of the number of shares held.
_______________________________________________________________________________

                            SOLV-EX CORPORATION

                              PROXY STATEMENT


      For the Annual Meeting of Shareholders To Be Held December 15, 1995

  The accompanying proxy is being solicited by the Board of Directors of Solv-Ex Corporation, a New Mexico corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Meeting") to be held on December 15, 1995, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Company's principal executive offices are located at 500 Marquette N.W., Suite 300, Albuquerque, New Mexico 87102, and its telephone number is (505) 243-7701 (FAX 243-7705).

  The Company intends to mail this Proxy Statement and proxy card, together with the Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended June 30, 1995, on or about November 27, 1995 to holders of record of shares of Common Stock ($.01 par value) of the Company (the "Common Stock"). Only holders of record at the close of business on November 24, 1995 will be entitled to vote at the Meeting. The outstanding voting stock of the Company on October 31, 1995 consisted of 20,908,440 shares of Common Stock, each of which is entitled to one vote.

  The cost of this solicitation of proxies will be borne by the Company. The Company will also reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners in accordance with the rules and regulations of the Securities and Exchange Commission. In addition to use of the mails, proxies may be solicited personally or by telephone, telegram, or otherwise by certain of the Company's directors, officers, and regular employees, without additional compensation.


                                VOTING PROCEDURES

  With respect to election of directors, voting is non-cumulative and proxies cannot be voted for a greater number of persons than the nominees named. Broker non-votes (voting authority withheld) and abstentions will be counted for purposes of determining whether a quorum exists at the meeting. However, broker non-votes have no effect on the actual vote for election of directors, which requires a plurality of the votes present in person or represented by proxy and entitled to vote thereon.

  All shares represented by properly executed proxies received in time for the meeting will be voted as instructed. If no instructions are received, proxies will be voted FOR the election of directors. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

                             PRINCIPAL SHAREHOLDERS

  The following table sets forth the only person known by the Board of Directors to be the beneficial owner of more than 5% of the outstanding shares of the Company as of October 31, 1995:

                                         NUMBER OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIALLY OWNED    PERCENT OFCLASS
------------------------------------    ------------------    ---------------
John S. Rendall                            3,384,860(1)            16.04%
500 Marquette N.W., Suite 300
Albuquerque, New Mexico 87102

__________
(1) Includes 31,180 shares held of record by Mr. Rendall's wife and 300,000 shares held in trust for Mr. Rendall's children, together with currently exercisable options to purchase a total of 200,000 shares of Common Stock under the Company's Incentive Stock Option Plan.


ELECTION OF DIRECTORS

  The bylaws of the Company provide that the Board of Directors may consist of not more than ten nor less than six members as may be established from time to time by the Board of Directors. Under these bylaws, the Board of Directors may at any time increase the number of Directors, to a maximum of ten members, and appoint persons to fill these positions to serve until the next annual meeting of shareholders after such appointment. The Board of Directors has determined that nine persons will be nominated for election as directors at the Meeting, all of whom are currently directors of the Company as described below.

  The proxies cannot be voted for a greater number of persons than the nominees named. The persons named in the accompanying proxy intend to vote (unless authority to vote for directors is withheld in such proxy) all duly executed proxies unrevoked at the time of the exercise thereof for the election to the Board of Directors of all the nominees named below. If any nominee is unable to serve (which management has no reason to expect), such persons intend to vote for as many of such nominees as it is possible to elect and, if they deem it advisable, for a substitute nominee.

  -INTERLOCKING ARRANGEMENTS

  There are no interlocking arrangements (or family relationships) pursuant to which any director, executive officer or nominee for election as a director of the Company serves on the Board of Directors (or any committee) of any other entity, or pursuant to which any executive officer or director of any other entity serves on the Board of Directors of the Company or any committee thereof.

  -NOMINEES FOR ELECTION AS DIRECTORS

  The table below sets forth the name, age and all positions held with the Company (including length of service) by each nominee for election as a director and is followed by a description of the business experience of each such person. If elected, the term of office shall be until the next meeting of shareholders at which directors are elected, which is expected to be approximately one year after the 1995 meeting. The Company has no executive officers who are not also directors.

  NAME                  AGE       OFFICES HELD                 LENGTH OF SERVICE
  ----                  ---       ------------                 -----------------
John S. Rendall         61    Chairman, Chief Executive           Since 1980 (1)
                                Officer and Director
W. Jack Butler          76    President and Director              Since 1991 (2)
Herbert M. Campbell II  51    Senior Vice President, Secretary,   Since 1992 (3)
                                General Counsel and Director
J.E. Czaja              64    Vice President - Canada             Since 1993
                                and Director
Julius D. Heldman       76    Director                            Since 1980 (4)
M. Norman Anderson      64    Director                            Since 1986 (5)
Lee F. Robinson         71    Director                            Since 1988
Thompson MacDonald      48    Director                            Since 1993 (6)
M.E.("Pat") Davey       69    Director                            Since 1995 (7)

__________
(1) Mr. Rendall was President of the Company from July 2, 1980 to October 1, 1983, and from January 1, 1989 until July 1, 1992. Since November 1989, he has also served as President and a director of Can-Amera Oil Sands, Inc., a subsidiary of the Company.
(2) Mr. Butler became Executive Vice President of the Company on February 22, 1991 and became President on July 1, 1992.
(3) Mr. Campbell became Vice President, Secretary and General Counsel of the Company on June 1, 1992. He was appointed as a Director on October 15, 1992, became Senior Vice President in September, 1994 and also serves as Corporate Secretary for Can-Amera Oil Sands, Inc., a subsidiary of the Company.
(4) Dr. Heldman served as Senior Vice President of the Company from September 15, 1988 until October 9, 1992 and is Chairman of the Company's Audit and Compensation Committee.
(5)  Mr. Anderson is a member of the Company's Audit and Compensation Committee.
(6) Mr. MacDonald has also served since March, 1994 as a director of Can-Amera Oil Sands, Inc., a subsidiary of the Company, and also serves as a paid consultant to the Company.
(7)  Mr. Davey serves as a paid consultant to the Company.

  No arrangement exists between any of the above officers and directors pursuant to which any of those persons was elected to such office or position.

  John S. Rendall was associated with RTL Contactor Holdings, S.A. from 1977 through 1979 as plant manager of RTR Oil Sands Alberta, Ltd. (a subsidiary of Rio-Tinto, Inc.), an oil sands extraction pilot plant at Fort McMurray in Canada. From June 1979 through December 1979, he was also a part-time sales representative for RTL and RTR in the United States, responsible for the licensing of certain patents which he had sold to these companies.

  W. Jack Butler was associated with Mobil Oil Corporation and its affiliated companies in Europe, Africa and the Middle East since 1951 until his retirement in 1985. Mr. Butler retired as the Middle East Regional Director - London for Mobil Oil Corporation and as Chairman and Director of several of Mobil Oil Corporation's Middle East and African companies, including Mobil Saudi Arabia, Inc..

  Herbert M. Campbell II was previously employed from 1967 through 1984 by Ranchers Exploration and Development Corporation, a diversified mining company which merged into

Hecla Mining Company in 1984. He was Senior Vice President and Chief Counsel at the time of the merger, and, from 1985 until 1989, served as President and a Director of Olympic Mining Corporation, which controls a silica sand mining and processing operation in Southern California. From 1989 until he was employed by the Company, Mr. Campbell was associated with Mains & McConnell, Inc., a commercial insurance brokerage firm. He is a member of the New Mexico State Bar.

  J.E. Czaja served as Executive Vice President and a Director of Shell Canada Limited from 1983 until his retirement in 1991. At the time of his retirement, he was responsible for its oil (including oil sands), gas and coal exploration and production activities.

  Julius D. Heldman served as Vice President of Shell Development Company and as Vice President of Shell Oil Company from April 1969 to his retirement in October 1980, and was extensively involved in its patenting and licensing activities and research and development programs. Since his retirement, Dr. Heldman has been president of Heldman Associates, petroleum consultants.

  M. Norman Anderson is president of his own consulting firm, Anderson & Associates in Vancouver, a natural resources management consulting firm with major international clients. From January, 1987 until December, 1992, he was a principal and managing director of Anderson Genssler & Schwab, Inc., management consultants. From February, 1991 until August, 1992 he was also Chairman of International Corona Corporation, a mining and exploration company. From 1980 until 1986, Mr. Anderson was Chairman and Chief Executive Officer of Cominco Ltd., a mining, refining and manufacturing company. Mr. Anderson is also a director of Homestake Mining Company, the Toronto Dominion Bank, Finning Ltd., Western Star Trucking and Prime Resources.

  Lee F. Robinson has been Chairman and a Director for more than the past ten years of Biotechnic Ltd., Graesser Contactors Ltd., and H.M.C. Technology, Ltd., all of which companies are located in London, England and are engaged in the business of engineering technology development.

  Thompson MacDonald is the president of his own communications consulting firm in Calgary, Alberta (Canada), which provides strategies for media and government relations to a wide variety of public and private sector clients, including the Company. Prior to forming his consulting firm in January, 1988, Mr. MacDonald was Vice President, News and Public Affairs, for CFCN Television Calgary for more than 10 years. Mr. MacDonald is also a director of the Canadian Broadcasting Corporation and Multi-corp Inc., which is engaged in telecommunications and language translation technologies.

  M.E. ("Pat") Davey holds B.S. degree in Mechanical Engineering from the Washington State University and is currently acting as a consultant to manage the Solv-Ex program for production of aluminum from alumina in a new electrolytic cell. Mr. Davey has more than 40 years of experience in the aluminum smelting industry in both management and consulting positions. He worked on a wide variety of plant development and management assignments for Kaiser Aluminum & Chemical Corporation in the U.S. and several foreign countries. Mr. Davey retired from Kaiser as International Engineering and Maintenance Manager in 1982 and has been active as a consultant to the aluminum smelting industry since his retirement.

  -CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

  In 1991, the Company retained the consulting services of Mr. Thompson MacDonald to assist the Company in establishing and maintaining communications with various governmental departments and ministries of the Province of Alberta (Canada), and to advise the Company concerning Canadian public relations and its relationships with various Canadian business entities. Mr. MacDonald was elected as a director of the Company in December 1995 and is a nominee for election as a director at the Annual Meeting of Shareholders to be held on December 15, 1996. During the fiscal year ended June 30, 1995, a total of $39,236 in fees was paid to Mr. MacDonald for such services. Management believes that the cost of services rendered by Mr. MacDonald during the year was reasonable compared with the cost of obtaining similar services from an unaffiliated third party, and expects to retain the services of Mr. MacDonald in the future. In this regard, most of the Company's business dealings are within the Province of Alberta, where its efforts are currently being directed towards establishing commercial projects.

  During the fiscal year ended June 30, 1995, the Company retained Mr. M.E. Davey to assist the Company in its efforts to develop a new type of electrolytic cell for production of aluminum metal. Initial work under this program was very encouraging and, in March, 1995, Mr. Davey became a director of the Company and agreed, as a consultant, to direct the continuing program to produce aluminum metal using the new electrolytic cell. Mr. Davey is a nominee for election as a director at the Annual Meeting of Shareholders to be held on December 15, 1996. The Company and Mr. Davey have not yet finalized financial arrangements pursuant to which Mr. Davey will be compensated for his work. However, the Company believes that the terms upon which Mr. Davey will be compensated will be more favorable to the Company than could be obtained from an unaffiliated third party having comparable experience.

  -INFORMATION CONCERNING THE BOARD OF DIRECTORS

  The Board of Directors held two formal meetings during the fiscal year ended June 30, 1995, although regular communications were maintained throughout the year among all of the officers and directors of the Company. The Company has only one committee, a dual purpose Audit and Compensation Committee composed of Dr. Julius D. Heldman (Chairman) and Mr. M. Norman Anderson, which held one meeting during the year. The nature and scope of the Committee's responsibilities are set forth below under the caption "Board Compensation Committee Report on Executive Compensation."

  Based upon the Company's review of copies of forms it receives from officers and directors and upon representations it receives from certain of such persons, the Company believes that during the fiscal year ended June 30, 1995, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 were made by such persons on a timely basis.

  -DIRECTORS' COMPENSATION

  At present, the Company does not provide any cash compensation to directors who are not employees, but does reimburse such directors for necessary travel expenses incurred in attending meetings or otherwise acting on the Company's behalf. Such directors have in the past been given the opportunity to purchase restricted shares of Common Stock at prices below market value, primarily for the purpose of raising funds for the Company, and have also been granted options to purchase shares of Common Stock pursuant to the Company's Stock Option Plan for Directors ratified by the shareholders of the Company on October 7, 1993. Under the Plan, a director is granted an option to purchase 25,000 shares of the Company's Common Stock on the date such person is first elected or appointed as a director at a purchase price equal to the fair market value of such stock on the date of grant. On each annual meeting date thereafter at which such person is elected as a director, he shall be granted an additional option to purchase 10,000 shares of Common Stock at a price equal to the fair market value on the date of grant. Each option granted under the Plan becomes fully exercisable after six months of continuous service as a director following the date of grant.

  As of June 30, 1995, options to purchase a total of 150,000 shares at option prices ranging between $1.50 and $4.91 were outstanding under the Stock Option Plan for Directors.

  -INDEMNIFICATION

  Under the By-laws of the Company, a director may be indemnified against expenses, fines, settlements or judgements arising in connection with a legal proceeding to which such person is a party as a result of such relationship, if that person's actions were in good faith, were believed to be in the Company's best interest, and were believed not to be unlawful. Unless such person is successful upon the merits in such an action, indemnification may be awarded only after a determination by independent decision of the Board of Directors, by legal counsel, or by a vote of the shareholders that the applicable standard of conduct was met by the person to be indemnified. The Company does not have any insurance coverage for directors' liability, including coverage for legal defense costs.

EXECUTIVE COMPENSATION

  The table which follows sets forth information concerning the compensation to the Chief Executive Officer of the Company for the 1993, 1994 and 1995 fiscal years. During the periods, the Company had no other executive officer whose annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION           LONG TERM COMPENSATION
                          ----------------------------   -------------------------------
                                                                  AWARDS          PAYOUTS
                                                         -----------------------  -------
                                                OTHER
                                                ANNUAL   RESTRICTED                        ALL OTHER
                                                COMPEN-    STOCK                   LTIP     COMPEN-
NAME AND PRINCIPAL              SALARY    BONUS SATION    AWARD(S)    OPTIONS/    PAYOUTS   SATION
  POSITION                YEAR    ($)      ($)   ($)        ($)      SARS (#)(1)   ($)(1)     ($)
------------------        ----  -------   ----- ------   ----------  -----------  -------  ----------
John S. Rendall           1995  120,000    -0-   6,000      -0-        100,000      -0-       -0-
Chairman and              1994   89,372    -0-    -0-       -0-          -0-        -0-      33,000(3)
  Chief Executive Officer 1993   58,475    -0-  25,000(2)   -0-        100,000      -0-      66,000(3)

__________
(1) The Company does not have in effect either a plan of Stock Appreciation Rights ("SAR's") or a Long-Term Incentive Plan.
(2) Amount represents the dollar difference between the price paid by Mr. Rendall for Common Stock and the fair market value of such Common Stock on the date of purchase.
(3) Effective January 1, 1989, Mr. Rendall agreed to a salary deferment of approximately 50% (including automobile allowance) until such time as the operations and financial condition of the Company permit resumption of full salary payments. As of June 30, 1995, the aggregate of such deferred compensation was $99,000 (for years 1993 and 1994), which Mr. Rendall has agreed to exchange for 33,243 shares of Common Stock valued at the fair market value of such shares at the time the services were performed (average value was $2.98 per share).

  The table which follows sets forth certain information concerning the only stock option granted to the Company's Chairman and Chief Executive Officer during the fiscal year ended June 30, 1995 under the Incentive Stock Option Plan approved by the shareholders of the Company on October 7, 1993. The option price is equal to 110% of the fair market value of the underlying Common Stock on the date of grant and the option price is not subject to adjustment (other than pursuant to a customary antidilution provision).

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                     POTENTIAL REALIZABLE VALUE AT
                             INDIVIDUAL GRANTS                       ASSUMED ANNUAL RATES OF STOCK
-------------------------------------------------------------------  PRICE APPRECIATION FOR OPTION
                                % OF TOTAL                                        TERM
                   OPTIONS    OPTIONS GRANTED   EXERCISE             -----------------------------
                   GRANTED     TO EMPLOYEES      PRICE    EXPIRATION
     NAME       (# OF SHARES)  DURING YEAR     ($/SHARE)     DATE        5%($)          10%($)
--------------- ------------- ---------------  ---------  ----------    -------         -------
John S. Rendall    100,000         28%           $2.82     8/31/99      $44,728         $130,291

  The table which follows sets forth information concerning exercises of stock options during the fiscal year ended June 30, 1995 by John S. Rendall, the only executive officer who is named in the Summary Compensation Table, and the value of his unexercised stock option as of June 30, 1995, based upon a price of $8.125 per share, which was the price of the closing trade for the Company's Common Stock as reported by the Nasdaq Small Cap Market on such date.

                       AGGREGATED OPTION EXERCISES IN 1995
                      AND OPTION VALUES AS OF JUNE 30, 1995

                                                                   VALUE OF
                                                   NUMBER OF     UNEXERCISED
                                                  UNEXERCISED   IN-THE-MONEY
                                                   OPTIONS AT     OPTIONS AT
                                                 JUNE 30, 1994  JUNE 30, 1995

                SHARES ACQUIRED  VALUE REALIZED   EXERCISABLE/   EXERCISABLE/
     NAME        ON EXERCISE(#)       ($)        UNEXERCISABLE  UNEXERCISABLE
--------------- ---------------  --------------  -------------  -------------
John S. Rendall       -0-             -0-           200,000       $1,178,000
                                                      -0-            N/A

  Employees of the Company, including officers, are also eligible to receive options to purchase Common Stock of the Company pursuant to the Incentive Stock Option Plan approved by the shareholders of the Company on October 7, 1993. During the fiscal year ended June 30, 1995, options were granted to employees (including officers) to purchase a total of 353,500 shares of Common Stock (including the option to Mr. Rendall) at option prices ranging between $2.56 and $3.56 per share.

  Options to purchase Common Stock under the Incentive Stock Option Plan are granted at an option price equal to the fair market value of such stock on the date of grant except in the case of the holder of 10% of more of the Company's outstanding Common Stock, in which the option price must be at least 110% of the fair market value on the date of grant. Option grants for executive officers of the Company are determined by the Compensation Committee of the Board of Directors and option grants for employees who are not executive officers are determined by the Chairman and Chief Executive Officer of the Company in accordance with the terms of the Plan.

  -BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND
     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

  The Compensation Committee consists of Dr. Julius D. Heldman, who serves as its Chairman, and Mr. M. Norman Anderson, neither of whom are presently officers of the Company. With respect to executive compensation, the function of the Committee and the Board of Directors has been somewhat limited in recent years because the Company did not have the funds to employ executive officers at levels of compensation comparable to operating companies in the natural resources industry. In this regard, Mr. Butler, President of the Company, currently receives no cash compensation for his services, nor did Dr. Heldman during his four year tenure as Senior Vice President, and Mr. Rendall is compensated at a minimal level for performance of his duties as Chairman and Chief Executive Officer.

  The Company is actively engaged in efforts to become an operating company during the current fiscal year. This also includes efforts to obtain project financing and adequate funding for the Company's general and administrative expenses, which can be expected to increase if the Company is able to begin construction of its first commercial project. In such event, the responsibilities of the Compensation Committee will be expanded to (i) align the Company's compensation policies with its long-term business strategy; (ii) reward executives for performance and enhancement of shareholder value; and
(iii) attract and retain executives whose abilities and dedication are considered essential to optimum operating efficiency and the long-term growth and success of the Company. The Committee also has exclusive authority to administer the Company's Incentive Stock Option Plan as applied to executive officers.

  The Committee does not believe that the compensation (including deferred compensation as hereinafter described) to Mr. Rendall, as Chief Executive Officer, adequately reflects the contribution of Mr. Rendall in developing the Company's technology and maintaining the Company's existence during recent years. In this regard, however, the Committee believes that the primary measure of success for the Company will be its ability to establish profitable, commercial operations through implementation of its technology, and will determine Mr. Rendall's future compensation based upon the Company's performance in achieving this objective, as well as consultation with one or more independent consultants having expertise in the field of executive compensation.

  COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
  -Julius D. Heldman, Chairman
  -M. Norman Anderson

  -PERFORMANCE GRAPH

  The following graph compares the total annual return on the Company's Common Stock with the annual return of the CRSP Total Return Index for the NASDAQ Stock Market (U.S. and Foreign Companies) for the period July 1, 1989 to June 30, 1994, and with the CRSP Index for NASDAQ stock with SIC codes 1000-1099 (metal mining companies). Although the Company has not previously engaged in mining operations and has been classified as a development stage company for accounting purposes, its research and development activities during the period have primarily related to metals extraction from crude ores or residues created by mining and processing oil sands crude ores. Accordingly, the stock price performance shown on the graph is not necessarily indicative of future price performance.

SUMMARY OF GRAPH FOR ELECTRONIC FILING

CRSP TOTAL RETURNS INDEX FOR:      06/29/90  06/28/91  06/30/92  06/30/93  06/30/94  06/30/95
-----------------------------      --------  --------  --------  --------  --------  --------
SOLV-EX CORPORATION                  100.0      73.8      62.3     275.4     111.5     426.2
NASDAQ STOCK MARKET (US & FOREIGN)   100.0     105.6     126.6     159.8     160.6     210.7
NASDAQ STOCKS (SIC 1000-1099 US +    100.0      94.4      77.5     115.2     131.3     128.2
  FOREIGN) METAL MINING

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth information, as of October 31, 1995 regarding the number of shares of the Common Stock of the Company beneficially owned by all directors and nominees and by all directors and executive officers as a group. Except as otherwise noted, the directors, nominees and the directors and executive officers as a group have sole voting and investment power with respect to the shares listed. The ownership and percentage information is computed for each named individual (and the group) by including all shares which are subject to stock options held by the individual (and members of the group for purposes of that computation) which are exercisable within 60 days.

NAME AND ADDRESS OF INDIVIDUAL OR       AMOUNT AND NATURE OF
IDENTITY OF GROUP                       BENEFICIAL OWNERSHIP    PERCENT OF CLASS
---------------------------------       --------------------    ----------------
M. Norman Anderson                              166,934(1)             *
W. Jack Butler                                  872,500(2)            4.42%
Herbert M. Campbell II                          153,000(3)             *
J.E. Czaja                                       75,000(4)             *
M.E. ("Pat") Davey                               25,000(5)             *
Julius D. Heldman                               309,000(6)            1.68%
Thompson MacDonald                               49,730(7)             *
John S. Rendall                               3,384,860(8)           16.66%
Lee F. Robinson                                 128,998(9)             *
All directors and executive
  officers as a group                         5,165,011(10)          24.7%

________________________
* Less than one percent.
(1)  Total includes fully exercisable options to purchase 45,000 shares.
(2)  Total includes a fully exercisable option to purchase 90,000 shares.
(3)  Total includes a fully exercisable options to purchase 95,000 shares.
(4)  Total includes a fully exercisable option to purchase 50,000 shares.
(5)  Total includes fully exercisable option to purchase 25,000 shares.
(6)  Total includes a fully exercisable option to purchase 85,000 shares.
(7) Total includes 31,180 shares held of record by Mr. Rendall's wife, 300,000 shares held in trust for Mr. Rendall's children and fully exercisable options to purchase 200,000 shares.
(8)  Total includes fully exercisable options to purchase 45,000 shares.
(9)  Total includes fully exercisable options to purchase 670,000 shares.

                              INDEPENDENT AUDITORS

  The independent accounting firm of KPMG Peat Marwick LLP was selected by the Board of Directors with respect to audit of the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended June 30, 1995, as well as for many prior fiscal years. A representative of KPMG Peat Marwick is expected to be present at the Meeting and will have an opportunity to make a statement if desired, and will be available to respond to appropriate questions.

                           PROPOSALS OF SHAREHOLDERS

  Proposals of shareholders intended to be presented at the 1996 Annual Meeting of Shareholders should be addressed to the Company at 500 Marquette N.W., Albuquerque, New Mexico 87102, Attention: Corporate Secretary, and must be received by the Company by July 5, 1996. Upon receipt of any such proposal, the Company will determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposals be forwarded by Certified Mail-Return Receipt Requested.

                                  OTHER MATTERS

  The management of the Company knows of no other matters to be presented at the Meeting. Should any other matter requiring a vote of shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                                       By order of the Board of Directors
                                       Herbert M. Campbell II
                                       Secretary

PROXY                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               The undersigned hereby appoints John S. Rendall, W. Jack
SOLV-EX CORPORATION            Butler or Herbert M. Campbell II as Proxies, each with
MARQUETTE N.W., SUITE 300      the power to appoint his substitute, and hereby authorizes
ALBUQUERQUE, NEW MEXICO 87102  them to vote, as designated below, all of the shares Common
                               Stock of Solv-Ex Corporation held of record by the undersigned on November 24, 1995, at the Annual  Meeting of Shareholders
                               to be held on December 15, 1995 or at any adjournment thereof.

1. ELECTION OF DIRECTORS   FOR all nominees listed below   WITHHOLD AUTHORITY
                           (EXCEPT AS MARKED TO            to vote for all
                           THE CONTRARY BELOW) / /         nominees listed
                                                           below / /

   (INSTRUCTION) TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
             MARK THE BOX NEXT TO THE NOMINEE'S NAME BELOW.)

/ / J.S. Rendall   / / W.J. Butler    / / H.M. Campbell II  / / J.E. Czaja

/ / M.N. Anderson  / / L.F. Robinson  / / T. MacDonald      / / J.D. Heldman

/ / M.E. Davey

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                     (OVER)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR,
_______________________________________________    TRUSTEE, OR GUARDIAN, PLEASE
                                                   GIVE FULL TITLE AS SUCH. IF A
                                                   CORPORATION, PLEASE SIGN IN
                                                   FULL CORPORATE NAME BY
                                                   PRESIDENT OR OTHER AUTHORIZED
                                                   OFFICER. IF A PARTNERSHIP,
                                                   PLEASE SIGN IN PARTNERSHIP
                                                   NAME BY AUTHORIZED PERSON.

                                           ____________________________________
                                                       Signature
_________________________________
  PLEASE MARK, SIGN, DATE AND              ____________________________________
     RETURN THE PROXY CARD                       Signature if held jointly
PROMPTLY IN THE ENCLOSED ENVELOPE
_________________________________          DATED_________________________, 1995